   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                                                                  EXECUTION COPY

                                  CONFIDENTIAL
                           AOLTW PROMOTIONAL AGREEMENT

       This AOLTW Promotional Agreement together with Schedules I through V attached hereto and made a part hereof (this "Agreement") is entered into as of this 4th day of January, 2002 (the "Effective Date"), by and between AOL TIME WARNER, INC. ("AOLTW"), a Delaware corporation, with offices at 75 Rockefeller Plaza, New York, NY 10019, and GENUITY INC. ("GENUITY"), a Delaware corporation, with offices at 225 Presidential Way, Woburn, MA 01801. AOLTW and Genuity may be referred to individually as a "Party" and collectively as the "Parties".

                                  INTRODUCTION

       AOLTW and Genuity each desires to enter into a marketing relationship whereby AOLTW will set aside certain media inventory for the promotion of (a) Genuity and Genuity's affiliates (if and to the extent otherwise consistent with all the terms hereof as if such affiliate was Genuity); (b) certain products and services of Genuity and/or Genuity's affiliates (if and to the extent otherwise consistent with all the terms hereof as if such affiliate was Genuity); and (c) certain other Genuity offerings, including partnerships; in each case, subject to AOLTW's prior written approval (not to be unreasonably withheld or delayed). This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. To the extent this Agreement requires performance by an AOLTW-controlled subsidiary, AOLTW (in its capacity as stockholder of such subsidiary) shall cause such subsidiary to perform in accordance with the requirements of this Agreement.

                                      TERMS

1. AOLTW PROMOTION OF GENUITY. The media placements to be provided to Genuity hereunder (the "Media Placements") shall be allocated in the following amounts to AOLTW media channels during each listed marketing period of the Term, as defined in Section 4.1 below (such allocation, the "Media Allocation," and each such marketing period, a "Marketing Period"), subject to the terms of this Agreement, including without limitation Section 2 below:

                 -------------------------------- -------------------------------------------------
                        MARKETING PERIOD                          MEDIA ALLOCATION
                 -------------------------------- -------------------------------------------------
                 Effective Date - Dec. 31, 2002   $[*MATERIAL OMITTED AND SEPARATELY FILED
                 ("First Marketing Period")       PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                                                  TREATMENT] dollars) net (e.g., after
                                                  deducting any applicable agency fees)
                                                  ("Net") on AOLTW media (including the Online
                                                  Properties (defined below)), subject to the
                                                  terms and conditions of this Agreement (the
                                                  [*MATERIAL OMITTED AND SEPARATELY FILED
                                                  PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                                                  TREATMENT])
                 -------------------------------- -------------------------------------------------
                 Jan. 1 - Dec. 31, 2003           $[*MATERIAL OMITTED AND SEPARATELY FILED
                 ("Second Marketing Period")      PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                                                  TREATMENT] dollars) Net on AOLTW media
                                                  (including the Online Properties), subject to
                                                  the terms and conditions of this Agreement
                                                  (THE[*MATERIAL OMITTED AND SEPARATELY FILED
                                                  PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                                                  TREATMENT], and together with the [*MATERIAL
                                                  OMITTED AND SEPARATELY FILED PURSUANT TO AN
                                                  APPLICATION FOR CONFIDENTIAL TREATMENT], the
                                                  "[*MATERIAL OMITTED AND SEPARATELY FILED
                                                  PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                                                  TREATMENT]")
                 -------------------------------- -------------------------------------------------

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

       Genuity shall deliver to AOLTW a media plan which sets forth a calendar of estimated and desired promotions, detailing the requested Media Placements desired by Genuity, including unit size, and the timing and frequency with which such Media Placements would run on specified AOLTW media properties (the "Media Plan"). The Media Placements and media properties shall be as reasonably requested by Genuity consistent with the Media Plan, subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], and subject to AOLTW's approval, not to be unreasonably withheld or delayed, and subject to the other applicable terms and conditions hereof (e.g., online versus offline allocations and timing). Notwithstanding anything to the contrary, AOLTW shall not be responsible for achieving any targets or goals (e.g., business objectives or business goals), including any in the Media Plan (other than any specific metrics if and to the extent expressly agreed to in any Advertising Agreement). During each applicable period of the Term (i.e., each six month period as set forth in Section 2.2. below, each Marketing Period, and in the aggregate), [*MATERIAL OMITTED AND SEPARATELY FILED
       PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the value of the Media Allocation (in each case, to the extent attributable to such applicable period) shall be on the online properties owned and controlled by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and the online properties of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and certain other mutually agreed online AOLTW properties (such agreement not to be unreasonably withheld or delayed) (such properties, collectively the "Online Properties"). Any Media Placements that are not reserved for the Online Properties may be allocated to media owned and controlled by AOLTW and its subsidiaries, consistent with the Media Plan, subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
       TREATMENT], and subject to AOLTW's approval, not to be unreasonably withheld or delayed. The Media Placements shall be allocated[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT], unless otherwise mutually agreed (e.g., to account for seasonality, the Parties may agree to permit a portion of the Media Placements that would otherwise be utilized in the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to be utilized in the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN
       APPLICATION FOR CONFIDENTIAL TREATMENT] of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. The products, services, offerings and entities to be promoted by Genuity shall be subject to AOLTW's prior written approval (not to be unreasonably withheld or delayed); provided that, AOLTW hereby approves the products, services and joint offerings to the extent listed on
       Schedule III ("Permitted Products"), which such Schedule III of Permitted Products may be amended by the Parties from time to time to add additional products, services, and joint offerings, subject to AOLTW's prior written approval, which shall not be unreasonably withheld or delayed. In no event shall the Media Placements be used to promote any product, service or entity which is reasonably competitive with the AOL network (or any brand, property or significant functionality or significant portion thereof) or with one or more of the principal products or services offered through the AOL network (including without limitation any Interactive Service) (collectively, "Competitive Products") nor shall the online Media Placements link to an interactive site which intentionally and actively promotes any Competitive Products; provided that mere press releases and case studies shall not be deemed promotions. Notwithstanding anything to the contrary, (a) AOLTW hereby approves the Permitted Products and such Permitted Products shall not be deemed Competitive Products hereunder or under any Advertising Agreement; and (b) if AOLTW reasonably believes in good faith that any promotions of any Interactive Service on any interactive site linked to from the Media Placements by Genuity are reasonably problematic to AOLTW, the Parties shall work together to find a reasonable and appropriate remedy.

2.     ADVERTISING AGREEMENTS.

       2.1 EXECUTION OF ADVERTISING AGREEMENTS. Delivery by AOLTW of each set of Media Placements hereunder shall be subject to the execution by and between Genuity and the appropriate AOLTW subsidiary of mutually agreed versions of such AOLTW subsidiary's standard agreement(s) for purchasing media (e.g., in the case of broadcast inventory, the appropriate AOLTW subsidiary's order

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

            letter (as mutually agreed) with [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL Treatment]), in each case in accordance with such AOLTW subsidiary's then-standard practices for sale of media inventory (each such agreement hereunder, an "Advertising Agreement"). Advertising Agreements for online carriage shall be pursuant to the terms set forth in Schedule II (the Form of Insertion Order) attached hereto.

       2.2  SPECIFIC PLACEMENTS.

            2.2.1 NEGOTIATION OF SPECIFIC CARRIAGE PLANS. Each Advertising Agreement will set forth the specific media inventory to be provided, as reasonably and mutually agreed by AOLTW and Genuity. The Parties shall use all commercially reasonable efforts and work in good faith to reach agreement on the specific Media Placements and the specific media properties on which the Media Placements will run consistent with the Media Plan, subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                   TREATMENT], and subject to AOLTW's approval, not to be unreasonably withheld or delayed, and subject to the other applicable terms and conditions hereof ([*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] allocations and [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) for each [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by the date which is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] prior to the start of such applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] provided that the Parties shall agree on the first Advertising Agreement for online carriage for the First Marketing Period by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. If after such commercially reasonable and good faith discussions, the Parties are unable to reach mutual agreement on Advertising Agreements by the applicable deadlines in this Section 2.2., then the Parties may escalate such issue to a `Senior Management Committee' comprised of an equal number of senior officers of each Party to discuss and resolve such issue.

            2.2.2 DEFAULT CARRIAGE PLANS. Notwithstanding anything to the contrary, in the absence of such mutual agreement on such Advertising Agreements for online carriage by the dates previously referred to in Section 2.2.1 above despite the Parties' commercially reasonable and good faith efforts, AOLTW shall have the right (but not the obligation), after using reasonable efforts to deliver approximately five (5) business days' prior notice to Genuity, to run a reasonable default online carriage plan designed by AOLTW using good faith efforts to incorporate and be consistent with reasonable and mutually agreed aspects of the Media Plan (if and assuming a reasonable one has been delivered by such date) and mutually agreed portions of an online carriage plan, until such time as an online carriage plan is mutually agreed to pursuant to an Advertising Agreement. If (and so long as) the Parties have not executed a mutually agreed Advertising Agreement for online carriage for the Second Marketing Period by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], despite the Parties' commercially reasonable and good faith efforts, then AOL shall have the right (but not the obligation), after using reasonable efforts to deliver approximately five (5) business days' prior notice to Genuity, to continue to run the online carriage plan that was in effect for the period immediately preceding [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] which was mutually agreed to between the Parties, if any, subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
                   CONFIDENTIAL TREATMENT]of such online inventory, or to the extent any such online carriage is not available, then online carriage that is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] ([*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] on an [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], e.g., based on a variety of factors, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                   TREATMENT], etc.) thereto (the "Default Carriage"), until such time as a new carriage plan is mutually agreed to pursuant to an Advertising Agreement. It is expressly agreed by the Parties that the Parties shall be required to continue to use commercially reasonable and good faith efforts to come to agreement on an online carriage plan and that neither Party shall unreasonably withhold or delay its agreement despite the passage of the dates by which the Parties shall agree on Advertising Agreements for online carriage as set forth in this Section 2.2. For any online carriage run by AOLTW pursuant to any online default carriage plan as expressly permitted herein above, Genuity shall pay AOLTW for such online default carriage within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the start date of such plan.

            2.2.3 TIMING. Genuity agrees to develop it's Media Plan (and request Media Placements) in a manner to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Media Placements reasonably [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as set forth below) of the Term, subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and goals (it being understood that, notwithstanding anything to the contrary, AOLTW shall not be responsible for achieving any targets or goals (e.g., business objectives or business goals), in the Media Plan, other than any specific metrics if and to the extent expressly agreed to in any Advertising Agreement), and other [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], provided that in any event Genuity shall order (e.g., sign mutually agreed Advertising Agreements for) and use (e.g., run) (a) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] dollars (US $[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), Net, worth of its Media Placements in each of the following [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] periods of the Term: (i) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT];
                   (ii) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; (iii) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; and (iv) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (each, a "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]" and together with the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], the "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]"), and (b) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of Media Placements worth each [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of each [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the Term.

       2.3 DELIVERY OF MEDIA PLACEMENTS. Subject to Section 6.6 hereof, once an Advertising Agreement has been executed with respect to a set of Media Placements, delivery of such applicable Media Placements shall be governed by the relevant Advertising Agreement (provided that, prior to the execution of an applicable online Advertising Agreement, online promotions (e.g., under any default carriage plan) shall be subject to the terms of Schedule II). Subject to the terms hereof, if and to the extent Genuity does not execute Advertising Agreement(s) totaling the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] after the start of each applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] corresponding to such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

            TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (the "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]"), then Genuity shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], as of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], (i) the total required [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for the applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (ii) the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] then [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] under then executed Advertising Agreements for the applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], by the date which is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] days after the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

       2.4 MEDIA PLANS. During the Term, the Parties shall meet, in person or by teleconference, no fewer than once per month to discuss and evaluate the Media Plan, including implementation, direction, goals and desired results of the Media Placements. The Parties will use good faith efforts to accommodate Genuity's reasonable Media Plan (e.g., by endeavoring to reach the appropriate demographic with certain targeted inventory, or by including Media Placements in media properties with appropriate target audiences).

       2.5  EXTRAORDINARY EVENTS. The Parties agree that the deadlines in
            Section 2.2 may be briefly (e.g., for up to two (2) weeks) extended by mutual written agreement (not to be unreasonably withheld or delayed), if and to the extent necessary due to extraordinary, significant and unforeseen circumstances having a material adverse effect on the timing of the Media Plan, despite reasonable attempts and diligence of Genuity (e.g., acts of terrorism, a planned product launch which is to be significantly promoted hereunder is significantly and unexpectedly delayed (necessitating new creative to be prepared at the last minute) despite reasonable attempts and diligence of Genuity to launch).

       2.6 [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]OF INVENTORY. After the date which is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] from the Effective Date hereof, if the Parties mutually agree, based on mutually agreed upon objective industry metrics including without limitation, the metrics set forth on Schedule V (Objective Metrics for [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), that not due to any fault of Genuity, the Parties mutually agree that AOLTW does not have [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT](on any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) which is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as reasonably set forth in and consistent with the reasonable Media Plan during [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (as defined below) (in each instance an "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]"), if and to the extent the Parties mutually agree that [*MATERIAL OMITTED AND SEPARATELY FILED
            PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

            (a) is a change in the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]of AOLTW's properties resulting in a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
                   CONFIDENTIAL TREATMENT] to the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
                   CONFIDENTIAL TREATMENT] of AOLTW's properties such that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]that is substantially similar in [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]to that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]to Genuity as of the Effective Date is no longer [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT](e.g., without limitation, (A) the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or the complete [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]of all [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], but (B) if [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                   TREATMENT] is no longer [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL
                   TREATMENT] but AOLTW has obtained a new [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in its place with a substantially similar [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT
                   TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and
                   [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (e.g., with similar [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]as set forth on [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), then such shall not constitute an [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]); and

            (b) is directly related to (x) specific Genuity [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] under any then existing Advertising Agreement, (y) specific [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] from a previous Advertising Agreement which had not been [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by Genuity (i.e., which Genuity [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) prior to the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], or (z) specific [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] which was available and being [*MATERIAL OMITTED AND SEPARATELY
                   FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by Genuity from AOLTW reasonably prior to such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (in any such case, "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]");

            then the Parties shall discuss in good faith an appropriate remedy, which may include (i) extending the timing on Genuity's [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the dollar amount directly attributable to the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to a later period during the Term of the Agreement (e.g., allowing Genuity to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such amount in a subsequent [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), or (ii) a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the applicable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] equal to the value of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in media inventory for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in which the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] occurred
            (up to a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the dollar amount [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to the [*MATERIAL OMITTED AND
            SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), in each case, taking into account subsequent new availability of inventory to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] . If after such good faith discussions, the Parties are unable to reach an amicable solution, then the Parties may, on an expedited basis, escalate such issue to a `Senior Management Committee' comprised of an equal number of senior officers of each Party to discuss and resolve such issue.

            "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]" shall mean each [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as set forth in Section 2.2 or any[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

            The Parties expressly agree that wherever in this Section 2.6 they are required to mutually agree, they shall not unreasonably withhold or delay such agreement.

3. PAYMENTS. In addition to Genuity's other obligations herein (e.g., regarding the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], the [*MATERIAL OMITTED AND

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

       SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], such as in Section 1 and Section 2.2), Genuity shall pay to AOLTW the amounts set forth in this Agreement in accordance with the Advertising Agreements according to the standard and customary practices of the applicable AOLTW subsidiary applicable to the specific media (e.g., Genuity shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for all [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Media Placements [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or executing the applicable Advertising Agreement, and shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], etc.).

4.     TERM; TERMINATION.

       4.1 TERM. The term of this Agreement (the "Term") shall commence on the Effective Date and continue through and including December 31, 2003, unless terminated earlier as provided herein.

       4.2 TERMINATION FOR MATERIAL BREACH. Either Party may terminate this Agreement at any time in the event of a material breach of this Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party; provided that the cure period with respect to any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be the later of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] days from (i) the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] provided for herein and (ii) the date on which AOLTW delivers notice to Genuity of such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. If AOLTW (or its applicable subsidiary) terminates any Advertising Agreement due to an uncured material breach by Genuity of it's obligations under any Advertising Agreement or under this Agreement, Genuity shall remain liable for all payments hereunder and thereunder; provided that breach by Genuity of any Advertising Agreement shall not be deemed a breach of any other agreement between the Parties. If Genuity terminates this Agreement or any specific Advertising Agreement due to an uncured material breach by AOLTW or the relevant AOLTW subsidiary of such agreement, respectively, then Genuity shall only be liable under such applicable agreement to pay AOLTW or the relevant subsidiary for the media inventory actually used by Genuity thereunder up to the date of termination, unless otherwise agreed by Genuity; provided that breach by AOLTW or the relevant AOLTW subsidiary of any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall not be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] between the parties (e.g., without limitation, breach by AOLTW of any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall not be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]); provided further that, in the event of a termination of any specific Advertising Agreement in accordance with its terms (a "Terminated Ad Agreement") for the material breach by AOLTW or the relevant AOLTW subsidiary, Genuity and AOLTW shall enter into [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (i.e., [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), which is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] on an [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] on a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

            TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (such as [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and/or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] that would have been [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] under such Terminated Ad Agreement but [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as of the date of such termination within a reasonable time of Genuity's termination of the Terminated Ad Agreement (e.g., within [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], assuming commercially reasonable good faith efforts by the Parties to negotiate).

       4.3 TERMINATION ON CHANGE OF CONTROL. In the event of a Change of Control of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] resulting in control of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by an [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or the acquisition by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of a controlling interest in an [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] may (i) terminate this Agreement by providing thirty (30) days written notice to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], or (ii) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] elements of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] determined by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (it being understood and agreed that if [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] so elects to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to this clause (ii), then the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be as mutually agreed by AOLTW and Genuity).

            4.3.1 "Change of Control" means (a) the consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a party or
                   (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

            4.3.2 "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]" means any of the entities listed on Schedule I hereof (as may be reasonably [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] from time to time).

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

       4.4 TERMINATION FOR BANKRUPTCY/INSOLVENCY. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

5. VALUE-ADDED SERVICES. The Parties shall discuss in good faith from time to time the possibility of AOLTW providing Genuity with certain value-added services (e.g., [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) due to the nature and extent of the relationship (such as [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], etc.).

6.     MISCELLANEOUS.

       6.1 PRESS RELEASES AND PUBLIC STATEMENTS. Each Party shall submit to the other Party, for its prior written approval, any press release or similar public statement ("Press Release") regarding the transactions contemplated hereunder; provided, however, that if the Parties release an initial Press Release to the public, subsequent factual references as to the existence of a business relationship between the Parties, or restating facts which are in the initial Press Release, shall not require prior approval.

       6.2 NOTICE. All notices required or permitted to be made under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the delivery date if delivered by confirmed facsimile;
            (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five (5) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available, in each case if and to the extent delivered as follows:

                  If to AOLTW:

                           AOL Time Warner, Inc.
                           Attn: President, Business Affairs
                           75 Rockefeller Plaza
                           New York, NY 10019

                           With copies to:

                           AOL Time Warner, Inc.
                           Attn: General Counsel
                           75 Rockefeller Plaza
                           New York, NY 10019

                           AOLNotice@AOL.com

                  If to Genuity:

                           Genuity Inc.
                           Attn:  Jan Ledbetter

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

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                           3 Van de Graaff Drive
                           Burlington, MA 01803

                           With a copy to:

                           Genuity Inc.
                           Office of the General Counsel
                           Attn: General Counsel and Executive Vice President 225 Presidential Way
                           Woburn, MA 01801

       6.3  CONFIDENTIALITY.

            6.3.1 Genuity and AOLTW anticipate that each party may disclose ("Discloser") certain confidential information to the other party ("Recipient") for the purpose of performing its obligations under this Agreement ("Permitted Purpose"). "Confidential Information" shall mean any information relating to or disclosed in the course of this Agreement, which is or should be reasonably understood to be confidential or proprietary to the Discloser, whether disclosed to Recipient, orally, visually or in electronic or tangible form or otherwise, relating to Discloser's business, products, processes and services, including, without limitation, the material terms of this Agreement, information about customers and users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data, trade secrets, intellectual property, inventions, ideas, concepts, technology, specifications, designs, methods, systems, computer programs, works of authorship, financial information, strategies, information which Discloser is under an obligation to keep confidential and other confidential or proprietary information, including, without limitation, such information of Discloser's affiliates.

            6.3.2 Confidential Information shall not include any information that: (i) was publicly known at the time of disclosure, or becomes publicly known through no fault of or breach by Recipient; (ii) was known to Recipient without an obligation of confidentiality prior to disclosure; (iii) was rightfully received by Recipient from a third party without a duty of confidentiality; and/or (iv) was developed by Recipient independently.

            6.3.3 Recipient shall maintain in confidence and shall not disclose Discloser's Confidential Information, using the same degree of care, but no less than reasonable care, as Recipient uses to protect its own confidential information of a similar nature. Recipient may disclose the Discloser's Confidential Information only to Recipient's employees, consultants, independent contractors and the employees, consultants and independent contractors of Recipient's affiliates who have a need to know such Confidential Information, who are made aware of the Confidential Information's confidential nature, and who are under an obligation to protect confidential information. Recipient may also disclose Confidential Information to its legal and financial advisors and auditors who have a need to know the Confidential Information and are under a professional obligation to maintain such confidentiality.

            6.3.4 Recipient may use the Confidential Information only for a Permitted Purpose, as defined in Section 6.3.1, and shall not otherwise use or disclose the Confidential Information for any other purpose; provided that, notwithstanding anything to the contrary, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in its [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (without

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                   having to obtain [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] prior written consent) and to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] from such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in an [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (i.e., [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] with other [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in a manner [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]).

            6.3.5 Notwithstanding anything to the contrary, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] may [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of only [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], and the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (which such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] are not [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] listed on [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), who (i) have a need to know the Confidential Information under this Agreement solely for the Permitted Purpose, (ii) are made aware of the Confidential Information's confidential nature, and (iii) are under an obligation to protect confidential information; provided that, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; and provided further that, no [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (except to the limited extent expressly [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in this [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]), [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT].

            6.3.6 Upon written demand by Discloser or upon termination of this Agreement, Recipient agrees to promptly return or destroy (with written certification of such destruction to Discloser) all materials that disclose or embody Confidential Information.

            6.3.7 Discloser does not grant a license, by implication or otherwise, under any of its copyrights, patents, trade secrets, trademarks, tradename rights or other intellectual

CONFIDENTIAL
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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                   property rights as a result of the disclosure of the Confidential Information to Recipient or as a result of this Agreement. As between the parties, all Confidential Information shall remain the exclusive property of the Discloser.

            6.3.8 Neither party shall decompile, reverse engineer or disassemble any portion of the other party's hardware or software.

            6.3.9 Recipient agrees not to remove any proprietary rights legend from materials disclosing or embodying Confidential Information.

            6.3.10 Notwithstanding anything to the contrary, either Party may disclose Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, Discloser shall provide five (5) business days' prior written notice, if and to the extent possible, of such proposed disclosure to Recipient and shall submit a request to the applicable governing body that this Agreement (or portions thereof) receive confidential treatment to the fullest extent permitted under applicable laws, rules and regulations.

            6.3.11 All rights and obligations with respect to Confidential
                   Information disclosed to Recipient, shall terminate three (3) years from the date of the last disclosure of Confidential Information by either party during the Term.

            6.3.12 Recipient acknowledges that Discloser shall not have an adequate remedy in the event that this Agreement is breached by Recipient and that Discloser may suffer irreparable damage and injury in such event, and that, in addition to any other available rights and remedies, Discloser shall be entitled to seek an injunction restricting Recipient from committing or continuing any violation of this Section 6.3.

       6.4 DISPUTE RESOLUTION. In the event of a dispute under this Agreement, the Parties will work in good faith to promptly resolve the dispute; provided, however, that if they cannot do so, the dispute will be submitted to a committee made up of an equal number of senior executives from each of Genuity and AOLTW (or any relevant AOLTW subsidiary) for resolution within a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] period. Neither Party will seek, nor will be entitled to seek, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the dispute unless and until they have been unable to amicably resolve the dispute as described in the previous sentence. In such an event, any claim or action will be brought in a court of competent jurisdiction [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. Each Party irrevocably consents to the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the courts of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and the federal courts situated in the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], over any and all actions to enforce claims or to recover damages or other relief in connection with any claims under this Agreement.

       6.5 LIMITATION OF LIABILITY. Except for any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] herein or in any Advertising Agreement, and except for a party's [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] herein or in any Advertising Agreement, neither Party shall be liable to the other Party for indirect, incidental, consequential, special or exemplary damages (including lost profits) (even if that Party has been advised of the possibility of such damages), arising from a violation of this Agreement. Except for any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) herein or in any Advertising Agreement, and except for a party's [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], neither party shall be liable to the other party under this Agreement or any Advertising Agreement for direct, objectively measurable damages (or in the case of breaches of confidentiality,

CONFIDENTIAL
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                                       12

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

            for direct, indirect, incidental, consequential, special or exemplary damages (including lost profits)) for [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] hereof (in addition to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] hereunder).

       6.6 CONFLICTS. In the event of an express conflict between the terms of this Agreement and the terms of any of the Advertising Agreements, the terms of this Agreement shall control.

       6.7 DISCLAIMER OF WARRANTIES. Except as expressly set forth in this Agreement (or in a Advertising Agreement), neither Party makes any, and each Party hereby specifically disclaims any, representations or warranties, express or implied.

       6.8 APPLICABLE LAW; JURISDICTION. Except as otherwise expressly provided herein, this Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York except for its conflicts of laws principles. Each Party hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and the federal courts situated in the State of New York in connection with any action arising under this Agreement.

       6.9 ASSIGNMENT. Neither party will assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned; provided that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] may assign to its affiliates. Assumption of the Agreement by any successor to either Party (including, without limitation, by way of merger or consolidation) will be subject to the other Party's prior written approval, which approval shall not be unreasonably withheld, delayed or conditioned. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

       6.10 ENTIRE AGREEMENT AND SURVIVAL. This Agreement (along with any Advertising Agreement executed hereunder) sets forth the entire agreement and supersedes any and all prior agreements of the Parties, whether written or oral, with respect to the transactions set forth herein. In the event that any provision of this Agreement is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect. Any provision which by its nature would survive the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

       6.11 MODIFICATION, AMENDMENT AND WAIVER. No change, amendment or modification of any provision of this Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOLTW, by an executive of at least Vice President level, and in the case of Genuity, by an executive of at least Senior Vice President level. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance.

       6.12 INDEPENDENT CONTRACTORS. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party.

       6.13 COUNTERPARTS. This Agreement may be executed by facsimile and in counterparts.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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                                       13

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.


AOL TIME WARNER, INC.                     GENUITY INC.



By: /s/ AOL TIME WARNER, INC.             By: /s/ JAMES FREEZE
   -------------------------                 ---------------------------
Name:                                     Name:  James Freeze
Title:                                    Title: Senior Vice President
Date:                                     Date:


SCHEDULES TO AOLTW PROMOTIONAL AGREEMENT:

       --SCHEDULE I     [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN
                        APPLICATION FOR CONFIDENTIAL TREATMENT]

       --SCHEDULE II    FORM OF AOL INSERTION ORDER (ONLINE)

       --SCHEDULE III   PERMITTED PRODUCTS

       --SCHEDULE IV    [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN
                        APPLICATION FOR CONFIDENTIAL TREATMENT] OR PURPOSES OF
                        SECTION 6.3.5

       --SCHEDULE V     [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN
                        APPLICATION FOR CONFIDENTIAL TREATMENT]

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                                       14

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                                   SCHEDULE I
                         TO AOLTW PROMOTIONAL AGREEMENT

[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
 CONFIDENTIAL TREATMENT]*

                                  CONFIDENTIAL

[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
 CONFIDENTIAL TREATMENT]

[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR
 CONFIDENTIAL TREATMENT]

[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

EUROPE / ITALY / SPAIN / NETHERLANDS -- ALL OF THE ABOVE, PLUS:
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

LATIN AMERICA, ASIA, ETC.:
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

----------------------------------------------------------------------


* This list is [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] only and subject to reasonable [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

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                                       15

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                                   SCHEDULE II
                         TO AOLTW PROMOTIONAL AGREEMENT

                                     FORM OF
                               AOL INSERTION ORDER

                ================================================
                               AOL INSERTION ORDER
                ================================================
CONTRACT #:________________________________
AOL SALESPERSON:___________________________                          [AOL LOGO]
SALES COORDINATOR:_________________________
SALES PLANNER:_____________________________
EFFECTIVE DATE:____________________________
CREDIT APPROVAL RECEIVED:__________________

---------------------------------------- ------------------------------------------------- ----------------------------------------
                                                            ADVERTISER                               ADVERTISING AGENCY
---------------------------------------- ------------------------------------------------- ----------------------------------------
Contact Person                                                [TBD]
---------------------------------------- ------------------------------------------------- ----------------------------------------
Company Name                                 GENUITY INC. ("ADVERTISER" OR "GENUITY")
---------------------------------------- ------------------------------------------------- ----------------------------------------
Address - Line 1                                       225 PRESIDENTIAL WAY
---------------------------------------- ------------------------------------------------- ----------------------------------------
Address - Line 2                                         WOBURN, MA 01801
---------------------------------------- ------------------------------------------------- ----------------------------------------
Phone #                                                       [TBD]
---------------------------------------- ------------------------------------------------- ----------------------------------------
Fax #                                                         [TBD]
---------------------------------------- ------------------------------------------------- ----------------------------------------
Email                                                         [TBD]
---------------------------------------- ------------------------------------------------- ----------------------------------------
SIC Code
---------------------------------------- ------------------------------------------------- ----------------------------------------
Advertiser IAB Category
---------------------------------------- ------------------------------------------------- ----------------------------------------

---------------------------------------- ------------------------------------------------ -----------------------------------------
                                                       BILLING INFORMATION
---------------------------------------- ------------------------------------------------ -----------------------------------------
Send Invoices to (choose one):                                ADVERTISER                                     AGENCY
---------------------------------------- ------------------------------------------------ -----------------------------------------
Advertiser or Agency Billing Contact
Person
---------------------------------------- ------------------------------------------------ -----------------------------------------
Company Name
---------------------------------------- ------------------------------------------------ -----------------------------------------
Billing Address - Line 1
---------------------------------------- ------------------------------------------------ -----------------------------------------
Billing Address - Line 2
---------------------------------------- ------------------------------------------------ -----------------------------------------
Billing Phone #
---------------------------------------- ------------------------------------------------ -----------------------------------------
Billing Fax #
---------------------------------------- ------------------------------------------------ -----------------------------------------
Billing Email Address
---------------------------------------- ------------------------------------------------ -----------------------------------------
P.O. #, if applicable
-----------------------------------------------------------------------------------------------------------------------------------

  CONFIDENTIAL TREATMENT REQUESTED                    EXHIBIT 10.42

================================================================================
PAYMENT SCHEDULE:

All amounts payable by Advertiser hereunder shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] upon execution hereof to America Online, Inc. ("AOL"), in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] at [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. Such amounts, when paid, shall be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as defined in and pursuant to that certain AOLTW Promotional Agreement between AOL Time Warner and Advertiser, dated as of January 4, 2002 (the "AOLTW Promotional Agreement").

All amounts not paid when due and payable will bear interest from the due date at the rate of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] percent [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]%) or the maximum percentage allowed by law, whichever is lower. In the event of any questions regarding a payment made (or expected to be made) by Genuity to AOL, AOL may contact [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Genuity Inc., 3 Van de Graaff Drive, Burlington, MA 01803, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], Genuity Inc., 3 Van de Graaff Drive, Burlington, MA 01803, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. Subject to Section 9 of the Standard Terms attached hereto, in the event of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], AOL reserves the right to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] this AOL Advertising Insertion Order Agreement (the "Insertion Order") with written notice to Advertiser.
================================================================================

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                                       17

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                          ADVERTISING PURCHASE SUMMARY
                    (SEE DETAILED CARRIAGE PLAN ON EXHIBIT A)

-------------------------------------- ------------------------------------- ---------------------------------------------------
                                                   TOTAL PRICE                               TOTAL IMPRESSIONS
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
  [*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION FOR
       CONFIDENTIAL TREATMENT]
-------------------------------------- ------------------------------------- ---------------------------------------------------
                                       ------------------------------------- ---------------------------------------------------
                                                NET PURCHASE PRICE                      TOTAL GUARANTEED IMPRESSIONS
                                       ------------------------------------- ---------------------------------------------------
                                                        $
                                       ------------------------------------- ---------------------------------------------------

1.     SITE AND PRODUCTS

       The HTTP/URL(s) address to be connected to the Advertisement initially shall be (subject to the terms hereof): [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and any other sites designated by Advertiser and approved in writing by AOL, which approval shall not be unreasonably withheld or delayed (COLLECTIVELY THE "ADVERTISER SITE").

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                                       18

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

       The products and/or services to be offered or promoted by Advertiser in the Advertisements are as listed on Exhibit D attached hereto and made a part hereof, or as otherwise mutually agreed (the "Advertiser Products").

       Carriage Plan is attached hereto on Exhibit A.

2. IMPRESSIONS COMMITMENT. In the event AOL delivers the impression commitment provided for hereunder prior to the display stop date, AOL may, at its option and notice to Genuity, discontinue display at such earlier time. Any guarantees are to impressions (as measured by AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of this Insertion Order by AOL; instead, AOL will provide Advertiser, with "makegood" impressions through "run of service" advertisement placements on the AOL Network which have a total value, based on the rates contained in AOL's advertising rate card as of the date first written above, equal to the value of the Shortfall. AOL reserves the right to alter Advertiser flight dates to accommodate trafficking needs or other operational needs; provided that, in such cases, AOL will make available to Advertiser reasonably equivalent flight(s) as mutually agreed.

3. NAVIGATION. Advertiser shall not inhibit continuous navigational ability for AOL or users to return to the appropriate AOL Time Warner online property from which they came to the Advertiser Site (e.g., the point on the AOL Network from which the Advertiser Site is linked). Advertiser acknowledges that, if and to the extent Advertiser has any shopping placements, AOL may place a "Shop @" toolbar containing branding, links (or similar navigational aide) to other portions of the AOL Network and shopping-related information (such toolbar elements may include links or access to product reviews, merchant ratings, certified merchant accreditation, shopping comparison tools, and/or any other shopping components designated by AOL) on each page of the Advertiser Site for traffic coming from the AOL Network.

4. ADVERTISER ARTWORK. In the event that all necessary artwork and active URL's are not provided to AOL at least three (3) business days prior to the display start date, all impressions to the relevant advertising inventory from and after the display start date shall count toward the Total Impressions and Advertiser shall remain liable for all payments hereunder notwithstanding AOL's inability to display the Advertisement. AOL shall be entitled to run "house" advertisements in the relevant advertising inventory until three (3) business days after receipt of all necessary artwork and active URL's.

5. TERM. Unless earlier terminated as set forth herein, the term of this Insertion Order will commence on the Effective Date and end on [TBD:
       ___________].

6. ADDITIONAL TERMS. The additional terms and conditions set forth in the Carriage Plan on Exhibit A, the Additional Operating Terms on Exhibit B, AOL's standard advertising terms and conditions (the "Standard Terms"), attached hereto as Exhibit C, and Exhibit D are hereby incorporated by reference into this Insertion Order.

AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order, their duly authorized representatives have signed their names below on the dates indicated. This Insertion Order (including the Additional Terms and the Standard Terms incorporated by reference) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).


AMERICA ONLINE, INC.                       ADVERTISER


By:                                        By:
   ------------------------------              ------------------------------

Print Name:                                Print Name:
           ----------------------                     -----------------------

Title:                                     Title:
      ---------------------------                 ---------------------------

Date:                                      Date:
     ----------------------------                ----------------------------

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                                       19

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

ADDITIONAL TERMS:

         EXHIBIT A         --       CARRIAGE PLAN
         EXHIBIT B         --       ADDITIONAL OPERATIONAL TERMS
         EXHIBIT C         --       STANDARD TERMS
         EXHIBIT D         --       PERMITTED PRODUCTS

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                                       20

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                                    EXHIBIT A
                               TO INSERTION ORDER

CARRIAGE PLAN(1)

[SPECIFIC CARRIAGE PLAN TO BE ADDED]






--------
(1) With respect to any inventory designated as "EBAY - PUBLIC" (or similar designation of inventory on the publicly available version of EBay, Inc.'s primary interactive site), this Insertion Order incorporates by reference the EBay terms and conditions (the "EBay Ad Terms") which provide, among other things, that EBay is an express third party beneficiary of this Insertion Order. The EBay Ad Terms appear at keyword "EBay Ad Terms 1" on the U.S.-based America Online brand service and at "http://mediaspace.aol.com/ebayadterms1.html." A hard copy of the EBay terms and will be provided to Advertiser upon request. ADVERTISER ACKNOWLEDGES THAT IT HAS BEEN PROVIDED AN OPPORTUNITY TO REVIEW THE EBAY AD TERMS AND AGREES TO BE BOUND BY THEM.

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                                       21

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                                    EXHIBIT B
                               TO INSERTION ORDER

                          ADDITIONAL OPERATIONAL TERMS

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   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

1. ADVERTISER SITE INFRASTRUCTURE. Advertiser will be responsible for all communications, hosting and connectivity costs and expenses associated with the Advertiser Site. Advertiser will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Advertiser Site from the AOL Network. Advertiser will design and implement the network between the AOL Service and Advertiser Site such that (i) no single component failure will have a materially adverse impact on AOL Members seeking to reach the Advertiser Site from the AOL Network and (ii) no single line under material control by Advertiser will run at more than 70% average utilization for a 5-minute peak in a daily period. In the event that Advertiser elects to create a custom version of the Advertiser Site in order to comply with the terms of this Insertion Order, Advertiser will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2. OPTIMIZATION; SPEED. Advertiser will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Advertiser Site are optimized for the client software then in use by AOL Members; and (b) the Advertiser Site is designed and populated in a manner that minimizes delays when AOL Members attempt to access such site. At a minimum, Advertiser will ensure that the Advertiser Site's data transfers (defined as database retrieval from time application server requests and sends data to webserver) initiate within fewer than five (5) seconds on average. Prior to commercial launch of any material promotions described herein, Advertiser will permit AOL to conduct performance and load testing of the Advertiser Site (in person (with five (5) days' prior written notice) or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. USER INTERFACE. Advertiser will maintain a graphical user interface within the Advertiser Site that is competitive in all material respects with interfaces of other similar sites based on similar form technology. AOL reserves the right to review and approve the user interface and site design prior to launch of the Promotions and to conduct focus group testing to assess compliance with respect to such consultation and with respect to Advertiser's compliance with the preceding sentence.

4. TECHNICAL PROBLEMS. Advertiser agrees to use commercially reasonable efforts to address material technical problems (over which Advertiser exercises control) affecting use by AOL Members of the Advertiser Site (an "Advertiser Technical Problem") promptly following notice thereof. In the event of an Advertiser Technical Problem (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to Advertiser hereunder until such time as Advertiser corrects the Advertiser Technical Problem at issue.

5. MONITORING. Advertiser will ensure that the performance and availability of the Advertiser Site is monitored on a continuous basis. Advertiser will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for Advertiser's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Advertiser Site.

6. TELECOMMUNICATIONS. Where applicable Advertiser will utilize encryption methodology to secure data communications between the Parties' data centers.

7. SECURITY. Advertiser will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private member information (e.g. credit card numbers, banking/financial information, and member address information) to and from the Advertiser Site. Advertiser will facilitate periodic reviews (with five (5) days prior written notice for such reviews in made person), of the Advertiser Site by AOL in order to evaluate the security risks of such site. Advertiser will promptly investigate and remedy as necessary any security risks or breaches of security as may be identified by AOL's Operations Security team.

8.     TECHNICAL PERFORMANCE.

       i. Advertiser will design the Advertiser Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 5.0, 5.5 and 6.xx browsers (Windows) and MSIE 4.01/MacOS 8.5.1 (Macintosh), and the Netscape Browser 4.XX and 6.XX and CompuServe 2000 and make commercially reasonable efforts to support all other AOL browsers listed at: HTTP://WEBMASTER.INFO.AOL.COM.

       ii. To the extent Advertiser creates customized pages on the Advertiser Site for AOL Members, Advertiser will develop and employ a methodology to detect AOL Members (e.g. examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:
            "http://webmaster. info.aol.com)."

       iii. Advertiser will periodically review the technical information made available by AOL at HTTP://WEBMASTER.INFO.AOL.COM.

       iv. Advertiser will design its site to support HTTP 1.0, 1.1 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the

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                                       22

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

            caching of information in AOL's proxy system as outlined in the document provided at the following URL:
            http://webmaster.info.aol.com. Advertiser is responsible for the manipulation of these parameters in web-based objects so as to allow them to be cached or not cached as outlined in RFC 1945.

       v. Prior to releasing material, new functionality or features through the Advertiser Site ("New Functionality"), Advertiser will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with written notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the Advertiser Site be released without notification to AOL, AOL will not be responsible for any adverse member experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

9. AOL INTERNET SERVICES ADVERTISER SUPPORT. AOL will provide Advertiser with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Advertiser or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any Advertiser area other than the Advertiser Site. Support to be provided by AOL is contingent on Advertiser providing to AOL demo account information (where applicable), a detailed description of the Advertiser Site's software, hardware and network architecture and access to the Advertiser Site for purposes of such performance and load testing as AOL elects to conduct.

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                                       23

   CONFIDENTIAL TREATMENT REQUESTED                        EXHIBIT 10.42

                                    EXHIBIT C
                               TO INSERTION ORDER

                                 STANDARD TERMS

AOL Advertising Standard Terms and Conditions

1. DISPLAY OF ADVERTISING MATERIAL. Advertiser acknowledges that the sole obligation of America Online, Inc and its affiliates, including, without limitation, Netscape Communications Corporation, CompuServe Interactive Services, Inc., Digital City, Inc., ICQ, Inc., MapQuest, Inc. and MovieFone, Inc. (collectively "AOL") is to display one or more advertisements (the "Advertisements") from Advertiser which conform to the specifications set forth in the carriage plan or otherwise in this insertion order which has been executed by AOL and Advertiser (collectively with these Standard Terms and Conditions, the "Insertion Order") through the Designated Service(s). The "Designated Service(s)" shall mean the standard version of any AOL owned or operated property which is expressly identified in this Insertion Order as a location where one or more Advertisements will be displayed and any third party owned or operated property for which AOL acts as a sales agent and which is expressly identified in this Insertion Order as a location where one or more Advertisements will be displayed. The Designated Service(s), along with any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide, are herein referred to as the "AOL Network." Subject to Advertiser's reasonable approval, AOL shall have the right to fulfill its promotional commitments with respect to the Advertisements by providing Advertiser with comparable placements of the Advertisements in [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] areas of the AOL Network ([*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] on an overall basis (e.g. based on a variety of factors, such as reach, frequency, demographics, etc.). AOL reserves the right to redesign or modify the organization, structure, "look and feel" and other elements of the AOL Network at its sole discretion at any time without prior notice. In the event such modifications will have a material adverse affect on the placement of one or more of the Advertisements, AOL will work with Advertiser to display the affected Advertisements in a comparable location and manner (comparable on an overall basis (e.g. based on a variety of factors, such as reach, frequency, demographics, etc.) as mutually agreed upon by the parties. Advertiser may not resell, trade, exchange, barter or broker to any third-party any advertising space which is the subject of this Insertion Order, provided that, Advertiser may promote certain products and services of its partners if such promotions are in accordance with all applicable terms and conditions hereof, Advertiser does [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for such promotions, and subject to AOL's approval, not to be unreasonably withheld or delayed. AOL may alter or shorten the flight dates set forth in this Insertion Order if advertising materials required per this Insertion Order are not provided at least three (3) business days prior to the display start date, and Advertiser shall not be entitled to any refund or proration for delays to the extent caused by Advertiser's failure to deliver such materials. To the extent Advertiser is purchasing inventory on a site not owned or wholly controlled by AOL ("Partner Inventory"), Advertiser acknowledges that AOL is acting solely as a sales representative for the entity(ies) which owns and/or controls the relevant site. In the event that AOL is unable to display one or more Advertisements on Partner Inventory, AOL shall provide Advertiser, as Advertiser's sole remedy, with replacement inventory on the AOL Network (which such replacement inventory is mutually agreed to be comparable on an overall basis (e.g. based on a variety of factors, such as reach, frequency, demographics, etc.)).

2. LICENSE. Advertiser agrees that AOL has the right to display, reproduce (including compression and temporary storage as necessary for the standard operation of the AOL Network), distribute, perform, transmit and promote the Advertisements, including the right to link to any content or materials on any interactive site linked to the Advertisements (the "Advertiser Content") through the AOL Network.

3. ADVERTISER CONTENT. The Advertisements shall link only to the URLs specified in this Insertion Order and shall not offer or promote any products and/or services other than the products and services expressly provided for in this Insertion Order. The Advertisements shall not (i) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] AOL or
(ii) promote any product, service or entity which is reasonably [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] with the AOL Network (or any brand, property or significant functionality or significant portion thereof) or with one or more of the principal products or services offered through the AOL Network (collectively, "[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]"). The Advertiser Content shall not (i) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] AOL or (ii) intentionally and actively promote any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; provided that mere press releases and case studies shall not be deemed promotions. Notwithstanding anything to the contrary, (a) the products, services and joint offerings to the extent expressly listed on Schedule III to the AOLTW Promotional Agreement are deemed `Permitted Products' and pre-approved by AOL and shall not be

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deemed [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN
APPLICATION FOR CONFIDENTIAL TREATMENT] hereunder; and (b) if AOL reasonably believes in good faith that any promotions of any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in the Advertiser Content are reasonably problematic to AOL, the parties shall work together to find a reasonable and appropriate remedy. The Advertisements and the Advertiser Content shall comply with AOL's privacy policies, terms of service, generally applicable advertising standards and practices, and all other standard, written policies for the applicable Designated Service(s), as such may be modified by AOL from time to time, provided that such written policies, terms, standards, and practices are made available to Advertiser. Advertiser hereby represents and warrants that (a) it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to offer, sell or license the products and services offered, sold or licensed by or through the Advertisements or the Advertiser Content, and (b) neither the Advertisements nor the Advertiser Content will violate any applicable law, regulation or third party right (including, without limitation, any copyright, trademark, patent or other proprietary right). Advertiser also warrants that a reasonable basis exists for all product or service performance or comparison claims appearing through the Advertiser Content. In no event shall the Advertisements or the Advertiser Content state or imply that (i) any Advertisement was placed by AOL or (ii) that AOL endorses Advertiser's products or services. To the extent AOL notifies Advertiser of reasonable complaints or concerns (e.g., from a user of the AOL Network (an "AOL User")) regarding the Advertiser Content or any other content or materials linked thereto or associated therewith ("Objectionable Content"), Advertiser shall, to the extent such Objectionable Content is within Advertiser's control, use commercially reasonable efforts to respond in good faith to such complaints or concerns. Advertiser shall take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Advertisements or the Advertiser Content complies with all applicable federal, state and local laws and regulations.

4. OPERATIONS. Advertiser shall use commercially reasonable efforts to ensure that the Advertisements and the Advertiser Content are in compliance with AOL's then-current, generally applicable technical standards for the Designated Service(s) provided that such standards are made available to Advertiser. In the event that the Advertisements or the Advertiser Content (or any portion thereof) fails to materially comply with AOL's generally applicable technical standards for the Designated Service, AOL shall have the right to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the placement of the Advertisements (provided that AOL shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such promotions promptly after such non-compliance is remedied). Additionally, AOL will be entitled to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the placement of the Advertisements in the event of any material breach of or material non-compliance with any provision of this Insertion Order ([*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) (provided that AOL shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such promotions promptly after such breach is remedied). If Advertiser is unable to cure any material breach or material non-compliance herewith within five (5) business days after notice from AOL, AOL shall have the right to reduce its impressions commitments hereunder pro rata for the duration of the breach relative to the term of this Insertion Order (e.g., if Advertiser's site is inoperable for 10 days, AOL's impressions commitment shall be reduced by 10 days' worth of impressions).

5. THIRD PARTY AD SERVING. In the event that Advertiser elects to serve the Advertisements through a third party ad serving system, such election shall be subject to the following requirements: (a) Advertiser shall elect solely from among the third parties which then appear on AOL's approved third party ad server list, (b) Advertiser shall comply with all reasonable requirements set by AOL for the use of a third party ad serving system, (c) Advertiser shall ensure that its chosen third party ad server complies with all reasonable requirements set by AOL for the serving of Advertisements into the AOL Network, provided that failure of the third party to comply with AOL's reasonable requirements shall not be deemed a breach of this Insertion Order by Advertiser so long as Advertiser ceases to use such third party to serve the Advertisements promptly upon notice from AOL that such third party is not in compliance with AOL's reasonable requirements, and (d) any traffic or impression reports provided to Advertiser by such third party shall have no effect on AOL's obligations under this Insertion Order (i.e., the impression reports provided to Advertiser by AOL shall be the controlling reports for purposes of this Insertion Order).

6. PRODUCTION WORK. Unless expressly provided for elsewhere in this Insertion Order, AOL shall have no obligation to provide any creative, design, technical or production services to Advertiser ("Services"). Delivery by AOL of any Services shall be subject to (i) AOL's availability to perform the requested work, (ii) execution by both parties of a separate work order specifically outlining the Services to be provided and the fees to be paid by Advertiser for such Services and (iii) payment [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] by Advertiser of such fees.

7. CUSTOMER SERVICE; TAXES. Advertiser shall bear full responsibility for all customer service, including without

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limitation, order processing, billing, fulfillment, shipment, collection, returns and chargebacks, and other customer support associated with any products or services offered, sold or licensed through the Advertisements or the Advertiser Content, and AOL will have no obligations whatsoever with respect thereto. Advertiser will collect and pay and indemnify and hold AOL harmless from, any sales, use, excise, import or export, value added or similar tax or duty arising from or related to the Advertisements and/or the Advertiser Content, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including reasonable attorneys fees, but excluding any taxes arising solely from AOL's income. The foregoing provisions of this section shall survive the completion, expiration, termination or cancellation of this Insertion Order. In the event that this Insertion Order identifies any of AOL's "Shop@" areas (or similar or successor shopping areas) as a location where an Advertisement will be displayed, Advertiser shall comply with AOL's then-current merchant certification standards, provided such certification standards are made available to Advertiser.

8. SEARCH TERMS; KEYWORDS; NAVIGATION. To the extent Advertiser is purchasing one or more Advertisements related to a "search" term(s), Advertiser represents and warrants that Advertiser has the legal rights necessary to utilize such search term in connection with the Advertisement(s). If and to the extent Advertiser is purchasing a search term for a flat fee (rather than purchasing a quantity of impressions based on a CPM-based price), such flat fee entitles Advertiser to up to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] impressions per month. If the relevant search term generates more than [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] impressions in any month, AOL may provide Advertiser (among other advertisers) the opportunity to purchase some or all of the additional impressions for an additional fee (on a non-exclusive basis); provided that AOL may also sell some or all of impressions in excess of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to another advertiser. Any "keyword" terms for navigation from within the proprietary America Online brand service or "go word" terms for navigation from within the proprietary CompuServe brand service ("AOL Keyword Terms") (as contrasted to "search" terms) which may be made available to Advertiser shall be (i) subject to availability and (ii) limited to the combination of the "keyword" or "go word" modifier combined with a registered trademark of Advertiser. Advertiser shall promote any AOL [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (if any) provided to it [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as it promotes any other [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for the Advertiser Content other than the URL for the Advertiser Content. AOL reserves the right to revoke at any time Advertiser's use of any AOL Keyword Terms which do not incorporate registered trademarks of Advertiser. Advertiser acknowledges that its utilization of any AOL Keyword Term will not create in it, nor will it represent it has, any right, title or interest in or to such AOL Keyword Term, other than the right, title and interest Advertiser holds in Advertiser's registered trademark independent of the AOL Keyword Term. Advertiser shall not inhibit navigation back to the appropriate AOL Time Warner online property from which AOL or AOL Users came to any Advertiser site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, (e.g., such attempts to return back to the appropriate AOL Time Warner online property shall not be interrupted by Advertiser through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device).

9. PAYMENT; SUSPENSION. Subject to any express terms to the contrary in the AOLTW Promotional Agreement, Advertiser agrees to pay AOL for all advertising displayed in accordance with the agreed upon amounts and billing schedule shown on this Insertion Order. Subject to any applicable makegood provisions hereunder or under the AOLTW Promotional Agreement, Advertising packages are [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] or [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] except to the extent otherwise expressly contemplated hereunder and under the AOLTW Promotional Agreement. In the event Advertiser is not in compliance with any material term of this Insertion Order, AOL shall have the right (in addition to any other remedies available to AOL hereunder) to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] Advertiser [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] its material non-compliance and in the event that Advertiser [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] such material non-compliance after five (5) days notice, AOL will be relieved of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. Should AOL [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in accordance with the foregoing, Advertiser will [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] on this Insertion Order.

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10. USAGE DATA. AOL shall provide Advertiser with usage information related to the Advertisements in substance and form determined by AOL, consistent with its then-standard reporting practices (e.g., providing access to standard impressions and click through reports related to the Advertisements, and with respect to `ad served' rotating Advertisements (i.e., when the creative is trafficked through AOL's (or Advertiser's or a third party's ad serving software) (excluding all welcome screen promotions and any fixed, non-rotating, or non-ad served promotions, the "Ad-Served Promotions"), such standard information shall also be made available to Advertiser through AOL's standard web-based reporting system, e.g., the Advertising Sales Information System ("ASIS") or any successor, on a 24 hour delayed basis). Advertiser may not distribute or disclose any usage information obtained from, or pertaining to, AOL, its affiliates, or its users, to any third party (other than Advertiser's advertising agent which is bound to confidentiality limitations substantially similar to those herein) without AOL's prior written consent; provided that notwithstanding anything to the contrary, Advertiser shall be entitled (without having to obtain AOL's prior written consent) to use any online traffic data in its business operations and to disclose information derived from such online traffic data in an aggregate form (i.e., combined with other Advertiser information in a manner that prevents individual identification of AOL`s traffic information).

11. LIMITATION OF LIABILITY; DISCLAIMER; INDEMNIFICATION. (A) (1) EXCEPT FOR SECTION [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] ABOVE, SUBSECTION [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], A PARTY'S [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] HEREUNDER AND/OR UNDER THE AOLTW PROMOTIONAL AGREEMENT AND/OR BREACHES OF [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] HEREIN AND/OR UNDER THE AOLTW PROMOTIONAL AGREEMENT BY AND BETWEEN THE PARTIES, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] ARISING FROM ANY ASPECT OF THE RELATIONSHIP PROVIDED FOR HEREIN. (2) EXCEPT FOR SECTION [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] ABOVE, SUBSECTION [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] AND A PARTY'S [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] HEREUNDER AND/OR UNDER THE AOLTW PROMOTIONAL AGREEMENT NEITHER PARTY SHALL IN ANY EVENT BE LIABLE TO THE OTHER PARTY UNDER THIS INSERTION ORDER FOR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (OR ON THE CASE OF BREACHES OF [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], FOR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] OR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] FOR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (B) AOL MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING
(I) THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] WHO [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] OR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], (II) ANY [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] MIGHT OBTAIN FROM [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] AND (III) THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] OR [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] OF THE [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] WITH RESPECT TO [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. (C) Advertiser hereby agrees to indemnify, defend and hold harmless AOL and the officers, directors, agents, affiliates, distributors, franchises and employees of AOL from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that may at any time be incurred by any of them by reason of any claims, suits or proceedings: (a) for [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] under this Insertion Order. AOL hereby agrees to indemnify, defend and hold harmless Advertiser and the officers, directors, agents, affiliates, distributors, franchises and employees of Advertiser from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that may at any time be

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incurred by any of them by reason of any claims, suits or proceedings: (a)
[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; or (b) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] under this Insertion Order. The indemnified party shall notify the indemnifying party of any claim, action or demand (an "Action") for which indemnity is claimed. The indemnifying party's counsel defending such Action shall be subject to the indemnified party's prior written approval. The indemnified party reserves the right to participate fully in and assume joint control of the defense of any Action. Settlement of any Action shall be subject to the indemnified party 's prior written approval. This section shall survive the completion, expiration, termination or cancellation of this Insertion Order.

12. SOLICITATION. (a) Advertiser shall not send unsolicited, commercial e-mail or other online communication (i.e., "spam") through or into the AOL Network, absent a prior business relationship with the recipient, and shall comply with any other standard AOL policies and limitations relating to distribution of bulk e-mail solicitations or communications through or into AOL's products or services (including, without limitation, the requirement that Advertiser provide a prominent and easy means for the recipient to "opt-out" of receiving any future commercial e-mail communications from Advertiser) provided that such policies are made available to Advertiser. (b) Advertiser shall ensure that its collection, use and disclosure of information obtained from AOL Users under this Insertion Order (excluding information rightfully and independently obtained (i.e., unrelated to this Insertion Order and/or the AOLTW Promotional Agreement) without disclosure or use limitations) ("User Information") complies with (i) all applicable laws and regulations and (ii) the then-current privacy policy(ies) of the applicable Designated Service(s) provided that such policies are made available to Advertiser (or, in the case of information collected on Advertiser's site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of user information). (c) Each request for information from an AOL User ("Information Request") shall clearly and conspicuously specify to the AOL User the purpose for which the information collected by Advertiser will be used (the "Specified Purpose"). Advertiser shall limit use of the User Information collected through an Information Request to the Specified Purpose. In the case of AOL Users who purchase products or services from Advertiser, Advertiser will be entitled to incorporate such AOL Users into Advertiser's aggregate lists of customers; provided that Advertiser shall in no way: (i) disclose User Information in a manner that identifies AOL Users as end-users of an AOL product or service, provided that inclusion of AOL User email addresses as part of an aggregate list shall not be deemed a breach of this provision, or in any other manner that could reasonably be expected to facilitate use of such information by or on behalf of a Competitive Product; or (ii) otherwise use such User Information in connection with marketing, promotion, or distribution of a Competitive Product. (d) Advertiser shall not use any User Information collected (whether or not collected through an Information Request, the Advertisements, the Advertiser Content, or any other aspect of the AOL Network) to promote, or solicit customers on behalf of, a Competitive Product. This section shall survive the completion, expiration, termination or cancellation of this Insertion Order.

13. PRESS RELEASES. Neither party shall issue any press releases or public statements concerning the existence or terms of this Insertion Order without the prior written approval of the other party. This section shall survive the completion, expiration, termination or cancellation of this Insertion Order.

14. CONFIDENTIALITY. Any information disclosed hereunder shall be subject to
Section 6.3 of the AOLTW Promotional Agreement.

15. REPRESENTATIONS AND WARRANTIES. Each party to this Insertion Order represents and warrants to the other party that: (i) such party has the full corporate right, power and authority to enter into this Insertion Order and to perform the acts required of it hereunder; and (ii) when executed and delivered by such party, this Insertion Order will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

16. TERMINATION. Either party may terminate this Insertion Order at any time with written notice to the other party in the event of a material breach of this Insertion Order by the other party, which remains uncured after thirty (30) days written notice thereof; provided that the cure period in connection with [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to make any [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] in this Insertion Order shall be the later of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] days from (i) the date [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] and (ii) the date on which [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of such [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]. In addition, either party shall have the right to terminate this Insertion Order upon a material breach by the other party of the AOLTW Promotional Agreement, which material breach remains uncured after any notice and cure period set forth in such

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agreement. Should AOL terminate this Insertion Order as set forth herein due to
Advertiser's failure to comply with any material requirement of this Insertion Order, [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] will [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] indicated on the Insertion Order. Should Advertiser terminate this Insertion Order as set forth herein due to AOL's failure to comply with any material requirement of this Insertion Order or the AOLTW Promotional Agreement, Advertiser shall only be liable under this Insertion Order to pay AOL for the media inventory actually used by Advertiser up to the date of termination, unless otherwise agreed by Advertiser. Either party may terminate this Insertion Order immediately following written notice to the other party if such other party (1) ceases to do business in the normal course, (2) becomes or is declared insolvent or bankrupt, (3) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (4) makes an assignment for the benefit of creditors. Additionally, in the event of a [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] may terminate this Insertion Order upon thirty (30) days prior written notice to Advertiser. [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] reserves the right to terminate this Insertion Order at any time upon thirty (30) days advance written notice to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (or upon such shorter notice as may be reasonably designated by [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]) in the event that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] believes in good faith that [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] to liability or other adverse consequences. In the event of a termination in accordance with the foregoing sentence which is not due to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] with any material requirement of this Insertion Order or the AOLTW Promotional Agreement[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] will only be responsible for the [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] of [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] attributable to the impressions delivered to the Advertisements from the commencement of this Insertion Order through the effectiveness of such termination.

17. MISCELLANEOUS. The parties to this Insertion Order are independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Insertion Order or to exercise any right under this Insertion Order shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance. Except where otherwise specified herein, the rights and remedies granted to a party under this Insertion Order are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity. Neither party will be liable for, or be considered in breach of or default under this Insertion Order on account of any delay or failure to perform as required by this Insertion Order as a result of any causes or conditions which are beyond such party's reasonable control and which such party is unable to overcome by the exercise of reasonable diligence. Neither party shall use, display or modify the other party's trademarks in any manner absent such other party's express prior written approval. This Insertion Order (along with the AOLTW Promotional Agreement) sets forth the entire agreement between Advertiser and AOL, and supersedes any and all prior agreements of AOL or Advertiser with respect to the transactions set forth herein, whether written or oral. No change, amendment or modification of any provision of this Insertion Order shall be valid unless set forth in a written instrument signed by an authorized representative of both AOL (of Vice President level or higher) and Advertiser (e.g., VP or SVP of Marketing Communications or equivalent or higher level). Neither party shall assign this Insertion Order or any right, interest or benefit under this Insertion Order without the prior written consent of the other party (provided [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] may assign to its affiliates which agrees to be bound by the applicable provisions hereof). Assumption of the Insertion Order by any successor to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (including, without limitation, by way of merger or consolidation) shall be subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] prior written approval, such approval not to be unreasonably withheld or delayed. Subject to the foregoing, this Insertion Order shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. In the event that any provision of this Insertion Order is held invalid by a court with jurisdiction over the parties to this Insertion Order, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Insertion Order shall remain in full force

CONFIDENTIAL
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


and effect. This Insertion Order may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Insertion Order shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of New York, except for its conflicts of laws principles. Each Party hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and the federal courts situated in the State of New York in connection with any action arising under this Insertion Order. Any notice or other communication under this Insertion Order will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by confirmed facsimile or in person to the party to whom the same is directed,
(ii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iii) five (5) business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. Each party shall take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other party for the implementation or continuing performance of this Insertion Order. Any provision which by its nature would survive the expiration or termination of this Insertion Order shall survive the expiration or termination of this Insertion Order.

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                                       30

                                    EXHIBIT D
                               TO INSERTION ORDER

                               PERMITTED PRODUCTS


                [SEE SCHEDULE III TO AOLTW PROMOTIONAL AGREEMENT]

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


                                  SCHEDULE III
                         TO AOLTW PROMOTIONAL AGREEMENT

                               PERMITTED PRODUCTS:

ONLINE PROPERTIES:

The following shall be permitted online on the Online Properties, in each case below, subject to [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] as of the Effective Date hereof, to the minimum extent required (e.g., (a) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] subject to REASONABLE approval by AOL that the manner and location in which such[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] , not to be unreasonably withheld or delayed; (b) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT], but may be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]; (c) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] shall not be [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (d) [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT] (e.g., voice over IP, internet telephony, etc.) shall [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]:

------------------------------------- ------------------------------------------- --------------------------------
PRODUCT/SERVICE OFFER                 TARGET AUDIENCE                             GO-TO-MARKET
------------------------------------- ------------------------------------------- --------------------------------
                                      |X|      Medium to large size               Genuity sales force
                                           enterprises.  CXOs, VPs, Directors
                                           of Functional Business Groups and IT

                                      |X|      ISPs
                                                                                  Genuity  sales force
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]
------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Same as above                               Genuity sales force
------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Same as above                               Genuity sales force
------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Same as above                               Genuity sales force; may do
                                                                                  some co-marketing with Nortel
------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Same as above                               Genuity sales force; may do
                                                                                  some co-marketing with Sun
                                                                                  (Sun Black Rocket)

------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Same as above                               Marketing Partners include
                                                                                  Verizon and Cisco

------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Same as above                               Genuity sales force together
                                                                                  with EMC
------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           CEOs, COOs, CFOs, CIOs                      With and through PWC
                                                                                  Consulting partners

------------------------------------- ------------------------------------------- --------------------------------
[*MATERIAL OMITTED AND SEPARATELY
FILED PURSUANT TO AN APPLICATION
FOR CONFIDENTIAL TREATMENT]           Medium to large size enterprises.  CXOs,    Genuity direct sales force
                                      VPs, Directors of Functional Business
                                      Groups and IT

------------------------------------- ------------------------------------------- --------------------------------

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

------------------------------------- --------------------------------------- -------------------------------
TYPICAL OFFERS (IN EACH CASE BELOW    TARGET AUDIENCE                         NOTES
TO THE EXTENT, RELATED TO (A) ANY
OF THE PRODUCTS AND SERVICES
EXPRESSLY LISTED ABOVE (INCLUDING
COST OF OWNERSHIP THEREOF, AND WHAT
EVERY CXO NEEDS TO KNOW ABOUT SUCH
PRODUCTS AND SERVICES), (B)
DISASTER RECOVERY, OR (C) OTHER
MUTUALLY AGREED PRODUCTS AND
SERVICES)
------------------------------------- --------------------------------------- -------------------------------
White papers                          Medium to large size enterprises.
                                      CXOs, VPs, Directors of Functional
                                      Business Groups and IT
------------------------------------- --------------------------------------- -------------------------------
Invitation to online executive or     Medium to large size enterprises.
IT briefing                           CXOs, VPs, Directors of Functional
                                      Business Groups and IT
------------------------------------- --------------------------------------- -------------------------------
ROI calculator                        Medium to large size enterprises.
                                      CXOs, VPs, Directors of Functional
                                      Business Groups and IT
------------------------------------- --------------------------------------- -------------------------------
For qualified users, discounted       Medium to large size enterprises.
eServices consulting time             CXOs, VPs, Directors of Functional
                                      Business Groups and IT
------------------------------------- --------------------------------------- -------------------------------
Discounted or waived installation     Medium to large size enterprises.
or services fees                      CXOs, VPs, Directors of Functional
                                      Business Groups and IT
------------------------------------- --------------------------------------- -------------------------------

THE PARTIES MAY UPDATE THE ABOVE LISTS FROM TIME TO TIME BY MUTUALLY AGREED WRITTEN AMENDMENT

OTHER PROPERTIES:

With respect to the specific products, services and offers that may be promoted by Genuity on AOLTW properties (other than the Online Properties) hereunder, the Parties shall negotiate in good faith and use commercially reasonable efforts to reach mutual agreement within a reasonable time (e.g., 30 days after the Effective Date).

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


                                   SCHEDULE IV
                         TO AOLTW PROMOTIONAL AGREEMENT

       [*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION
                           FOR CONFIDENTIAL TREATMENT]
                          FOR PURPOSES OF SECTION 6.3.5

FOR THE ABUNDANCE OF CLARITY, THIS SCHEDULE SHALL ONLY BE USED FOR PURPOSES OF
SECTION 6.3.5, AND SHALL NOT LIMIT IN ANY WAY ANY BUSINESS ACTIVITIES OF AOLTW OR ITS AFFILIATES AND SUBSIDIARIES WITH SUCH ENTITIES LISTED BELOW.


[*MATERIAL OMITTED AND SEPARATELY FILED PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT]

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


                                   SCHEDULE V
                         TO AOLTW PROMOTIONAL AGREEMENT

                      [*MATERIAL OMITTED AND SEPARATELY
                       FILED PURSUANT TO AN APPLICATION
                          FOR CONFIDENTIAL TREATMENT]

(IN EACH CASE BELOW, TO THE EXTENT THE OBJECTIVES ARE REASONABLE AND
ATTAINABLE):

PRINT
CIRCULATION - (e.g. thousands or millions of readers reached, # delivered to top management titles, # delivered to technical titles)
RELEVANT EDITORIAL - (e.g. topics like successful business strategies that increase shareholder value, new product introductions, industry trends, corporate turnarounds, leadership, the business of sports, etc.)
TARGET AUDIENCE/READER DEMOGRAPHICS - (e.g. composition of readership...X% are top management, X% are responsible for business purchases, X% involved in technology purchase decisions, X% work in a company with 1000+ employees, X% are men/women, X minutes spent reading each issue, etc.)
AVAILABLE UNITS (INCLUDING IMPACT) AND PLACEMENT WITHIN MAGAZINE-(e.g. single page, spread, double gatefold, right hand gatefold, accordian gatefold, etc.)

BROADCAST
TYPE AND NETWORK - (e.g. business, news, sports, lifestyle; e.g., CNN/Headline News, Turner Sports, etc.)
TARGET AUDIENCE/VIEWER DEMOGRAPHICS - (e.g. Adults 24-54, business executives, sports lovers, etc.)
SCHEDULING MIX - (e.g. early morning, prime time, late night, weekend)
FLIGHTS - (e.g. # active weeks and how they are spaced -- e.g., 7 flights for a total of 21 active weeks in a year)
TOTAL RECALL POINTS (TRPS) - (e.g. each network cites statistics on Adults by Age with specific TRPs/week for 30 or 60 second ads, with dependency on how many times ad is scheduled to run)

INTERACTIVE
PROPERTIES - (e.g. business, news, sports, lifestyle, etc.)
TARGET AUDIENCE/VIEWER DEMOGRAPHICS - (e.g. IT managers, CXOs, enterprises with more than 1000 employees, etc.)
BANNER OR COPY SIZE - (e.g. always varies by property)
FLIGHTS - (e.g. start and end dates)
IMPRESSIONS (IMPS) - (e.g. in thousands or millions, total IMPs for plan)

TOTAL PLAN REACH - (e.g. calculating the components of the media mix Print/Broadcast/Interactive to predict audience reach and frequency within each media group and/or in the aggregate - e.g., Genuity can reach X% of its' target audience while with a frequency Y with a particular media plan).

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                                       35